                                                                   EXHIBIT 10.15


                              SETTLEMENT AGREEMENT

         This SETTLEMENT AGREEMENT ("Agreement") is made and entered into this __th day of August 1999 (the "Effective Date"), by and among QUALMARK CORPORATION ("QualMark"), and SCREENING SYSTEMS, INC. ("SSI") (each, a "Party," collectively, the "Parties").

                                    RECITALS

         WHEREAS, three actions are currently pending between or among the
Parties: (1) Screening Systems, Inc. v. QualMark Corporation and Hughes Electronics, Case No. CV99-2386-R (BQRx), United States District Court, Central District, filed March 22, 1996 in which SSI has asserted claims of infringement of U.S. Patent Nos. 4,181,025 ("'025 Patent"), 4,181,026 ("'026 Patent") and
4,181,028 ("'028 Patent"); (2) QualMark Corporation v. Screening Systems, Inc., Case No. 96-Z-2859, United States District Court for the District of Colorado, filed December 11, 1996 in which QualMark has asserted claims for abuse of process, violations of the Lanham Act and unfair competition, and including all Federal Circuit proceeding arising therefrom; and (3) Screening Systems, Inc. v. QualMark Corporation, Case No. CV99-2387-R (BQRx), United States District Court, Central District, filed March 16, 1998 in which SSI has asserted claims for declaratory judgment, violations of the Lanham Act and unfair competition (collectively referred to as the "Actions"); and

         WHEREAS, each Party denies any wrongdoing or liability by it regarding any of the claims asserted in the Actions; and

         WHEREAS, the Parties desire to resolve the foregoing Actions according to the terms and conditions set forth below.

         NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration described herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

         1. SETTLEMENT AMOUNT: QualMark shall pay to SSI the sum of $925,000 as follows:

              a) the sum of $300,000 shall be paid upon execution of this Agreement by all the Parties;

              b) the sum of $350,000 shall be paid on or before July 1, 2000, as reflected in the Promissory Note ("Note") attached as Exhibit 1 hereto;

              c) the sum of $275,000 shall be paid on or before April 1, 2001, as reflected in the Note.

         Interest will accrue on any unpaid balance at the rate of 9% per annum. Such interest shall accrue monthly and shall be payable quarterly via electronic transfer to an account specified by SSI, or in readily available funds should SSI not provide such account information to QualMark.

         QualMark does not object to SSI making a request to US Bank to be permitted to obtain a subordinated perfected security interest in any and all of its assets and, in the event US Bank consents, will execute documents reasonably necessary to effect the consented-to security interest. SSI agrees that any such security interest would be subordinated on such terms acceptable to US Bank and that subordination will apply to any similar future lenders. It is expressly understood and agreed that in the event that US Bank does not consent to SSI obtaining a security interest, QualMark shall not have any liability to SSI with respect to its request for a security interest.

         2. WARRANTS: Upon execution of this Agreement by all the Parties, QualMark shall issue to SSI certain warrants to purchase QualMark common stock. The warrants are attached hereto as Exhibit 2, and set forth the terms and conditions which govern them.

         3. MUTUAL RELEASE OF CLAIMS:

                  3.1 RELEASE BY SSI. Except as provided herein and with respect to the obligations created by or arising out of this Agreement, SSI, on behalf of itself and each and all of its present officers, directors, affiliated entities or corporations, subsidiaries, divisions, attorneys, successors, and assigns, on the one hand, hereby fully, forever and irrevocably releases, acquits and discharges QualMark, and each and all of its present officers, directors, shareholders, employees, agents, attorneys, insurers, QualMark's affiliated entities or corporations, subsidiaries, or divisions, and customers who use or sell QualMark OVS Systems or use said systems to sell their own services (collectively, the "Released QualMark Parties") from any and all "Claims" (as hereinafter defined) that SSI or its present officers, directors, affiliated entities or corporations, subsidiaries, divisions, attorneys, successors, and assigns, now own or hold, may own or hold, or have at any time owned or held, against the Released QualMark Parties as of the Effective Date of this Agreement. As for any third parties who utilize parts or components purchased from QualMark in a product which is found to infringe any patents that are owned by, exclusively licensed to, or as to which SSI has authority to enforce, SSI agrees not to enforce any portion of any judgment obtained against said third parties to the extent QualMark has an obligation to indemnify said third parties. SSI acknowledges that Charles O. Bates and Frank D. Loftin, former SSI employees who are currently employed by QualMark, are included in the release set forth herein in consideration for the release of SSI contained in the confidential Declaration of Charles O. Bates and the confidential Declaration of Frank D. Loftin executed as of the date hereof. This release shall only become effective as to these persons upon expiration of the rescission period required by law. Nothing in the foregoing is intended to or shall operate to modify any duties of confidentiality owed to SSI by any former employee of SSI, which duties shall remain in place regardless of that former employee's subsequent employment with the Released QualMark Parties.

                  3.2. RELEASE BY QUALMARK. Except as provided herein and with respect to the obligations created by or arising out of this Agreement, QualMark, on behalf of itself and each and all of its present officers, directors, affiliated entities or corporations, subsidiaries, divisions, attorneys, successors, and assigns, on the one hand, hereby fully, forever and irrevocably releases, acquits and discharges SSI, and each and all of its present officers, directors, shareholders, employees, agents, attorneys, insurers, SSI's affiliated entities or corporations, subsidiaries, or divisions, and customers (collectively, the "Released SSI Parties") from any and all "Claims" (as hereinafter defined) that QualMark or its present or officers, directors, affiliated entities or corporations, subsidiaries, divisions, attorneys, successors, and assigns, now own or hold, may own or hold, or have at any time owned or held, against the Released SSI Parties as of the Effective Date of this Agreement. Nothing in the foregoing is intended to or shall operate to modify any duties of confidentiality owed to QualMark by any former employee of QualMark, which duties shall remain in place regardless of that former employee's subsequent employment with the Released SSI Parties.

                  3.3. WAIVER OF SECTION 1542. Each Party agrees that this Agreement extends to all Claims of every nature and kind whatsoever, and hereby expressly waives all rights under California Code of Civil Procedure Section 1542, which provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Each Party, being aware and familiar with the terms of California Civil Code Section 1542, hereby expressly waives and relinquishes any and all rights or benefits it may have under this section, as well as any other statutes or common law principles of similar effect, with respect to any and all matters included in Paragraphs 3.1 - 3.4 of this Agreement, and expressly includes within the scope of the waivers and releases set forth in Paragraphs 3.1 - 3.4 of this Agreement any claims which are unknown to it or are not ascertainable at the time this Agreement is executed.

         In connection with this waiver and relinquishment, each Party acknowledges that it fully understands that it may hereafter discover facts in addition to or different from those now known or believed to be true with respect to the subject matter of this Agreement, but that its intention hereby is to fully, finally, and forever release all claims, obligations, and matters released herein, known or unknown, suspected or unsuspected, which now exist, may exist in the future and heretofore have existed, and that in furtherance of such intention, the release given herein shall be and remain in effect as a full and complete release of the matters released herein, notwithstanding the discovery or existence of any such additional or different facts.

                  3.4. DEFINITION OF "CLAIMS." The term "Claims" shall include any and all claims, liabilities, suits, demands, agreements, contracts, covenants, reckonings, representations, warranties, promises, undertakings, actions, causes of action, obligations, controversies, debts, costs, expenses, accounts, acts, obligations, liens, sanctions, attorneys' fees, damages, any and all losses, injuries and liabilities, of whatever kind or nature, in law, equity or otherwise, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, even those claims that if known as of the Effective Date might have materially affected this Agreement, arising out of, based upon or relating to, any and all claims asserted in the Actions and any other claims either party may have for infringement or alleged infringement of any patent, trademark or service mark, false advertising, unfair competition, or any other claim as of August 1, 1999.

         4.0 MUTUAL COVENANTS NOT TO SUE

                  4.1. SSI'S COVENANT NOT TO SUE. SSI covenants not to sue any Released QualMark Party at any time in the future for any claim of patent infringement or alleged patent infringement with regard to the making, having made, selling, offering for sale, importing or using any products or services that QualMark has sold in the ordinary course of business at any time up to August 1, 1999, or any later sold products which are insubstantially different from products sold in the ordinary course of business prior to August 1, 1999. As for any third parties who utilize parts or components purchased from QualMark in a product which is found to infringe any patents that are owned by, exclusively licensed to, or as to which SSI has authority to enforce, SSI agrees not to enforce any portion of any judgment obtained against said third parties to the extent QualMark has an obligation to indemnify said third parties based on agreements or other legal duties created in the normal course of QualMark's business on terms consistent with the indemnities, if any, provided by QualMark prior to August 1, 1999. SSI's covenant not to sue is expressly conditioned upon the accuracy of the representations of QualMark concerning the structure and operation of its OVS Systems, and components thereof, as of August 1, 1999, that are set forth in Exhibit 3 hereto, and shall be ineffective only upon entry of a final judgment of a court of competent jurisdiction finding that said representations were not accurate in a material respect.

                  4.2. QUALMARK'S COVENANT NOT TO SUE. QualMark covenants not to sue any Released SSI Party at any time in the future for any claim of patent infringement or alleged patent infringement with regard to the making, having made, selling, offering for sale, importing or using any products or services that SSI has sold in the ordinary course of business at any time up to August 1, 1999, or any later developed products which are insubstantially different from products sold by SSI in the ordinary course of business prior to August 1, 1999. QualMark's covenant not to sue is expressly conditioned upon SSI's compliance with its covenant not to sue, provided, however, that QualMark's covenant not to sue shall not be affected by any release of SSI from its covenant not to sue pursuant to sections 4.1 or 4.3 hereof.

                  4.3 MONETARY CONSIDERATION FOR SSI'S COVENANT NOT TO SUE. SSI's duties under its covenant not to sue are expressly conditioned upon QualMark's timely satisfaction of each of the payments required by the Note.

         5. DISMISSAL WITH PREJUDICE: Upon execution of the Agreement by each of the Parties, the Parties authorize their respective counsel to execute and file the Stipulations of Dismissal with Prejudice attached hereto as Exhibits 4A, 4B, 4C, and 4D.

         6. PRESS RELEASE: Upon execution of this Agreement by each of the Parties, the Parties agree that the following press release will be issued:

         "QualMark Corporation and Screening Systems, Inc. are pleased to announce that they have resolved all the litigation pending between them. QualMark denies that it engaged in any wrongful conduct. QualMark acknowledges that Screening Systems and its founder, Richard Baker, have been leaders in the field of environmental stress screening, and QualMark expresses its regret for any acts which SSI may have considered an infringement."

         Nothing in this Paragraph shall restrict either Party from making additional statements regarding the settlement or this Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF QUALMARK: QualMark hereby represents and warrants to SSI as follows, and acknowledges that the same shall be deemed to have been relied upon by SSI in entering into this Agreement:

                  (a) Authority. QualMark has the unrestricted right and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and has obtained all approvals necessary to do so. Specifically, QualMark has the authority to execute the release and covenant not to sue, to issue the warrants provided herein, and to take all other acts and measures to fully implement, comply with, or otherwise effectuate this Agreement, including executing all associated documents.

                  (b) SSI Confidential Information. QualMark has neither received nor tried to obtain SSI confidential information from former SSI employees who are currently employed by QualMark.

                  (c) Disclosure. Without limitation or qualification of the foregoing representations and warranties, no representation or warranty by QualMark in this Agreement and, to the best of QualMark's knowledge, no information disclosed in materials supplied by QualMark, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. QualMark expressly represents that the statements concerning the construction and operation of its OVS products summarized in Exhibit 3 are accurate.

         8. REPRESENTATIONS AND WARRANTIES OF SSI: SSI hereby represents and warrants to QualMark as follows, and acknowledges that the same shall be deemed to have been relied upon by QualMark in entering into this Agreement:

                  (a) Authority. SSI is the exclusive licensee of certain Patents, including but not limited to the '025, '026 and '028 Patents, and other patents as defined in that certain License Agreement between Hughes Aircraft Co. and SSI, dated July 15, 1979, as amended (the "Hughes License"). SSI has the unrestricted right and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and has obtained all approvals necessary to do so. Specifically, SSI has the authority to execute the release and covenant not to sue, and to take all other acts and measures to fully implement, comply with, or otherwise effectuate this Agreement, including executing all associated documents.

                  (b) Bates Contact Information. Other than the information contained in the 31 pages produced by QualMark marked QMCAL II 029970 through and including QMCAL II 030000 regarding certain customer contacts by Charles O. Bates after he became employed by QualMark ("Bates Contacts"), SSI has no other evidence or information that indicates a violation of confidentiality obligations to SSI by former SSI employees who are currently employed by QualMark. Moreover, SSI will not use or rely on any information contained in the Bates Contacts in the future for any purpose.

                  (c) Disclosure. Without limitation or qualification of the foregoing representations and warranties, no representation or warranty by SSI in this Agreement and, to the best of SSI's knowledge, no information disclosed in materials supplied by SSI to QualMark, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (d) SSI warrants that it will not request that Raytheon Company (or its successors with respect to the Hughes License) bring any action against QualMark that would be barred by the covenant not to sue set forth in section 4.1 of this Agreement, will not provide information relating to any such action or any alleged grounds therefor, will not voluntarily cooperate in any such action, will not contribute to the expense of such action, and will not share in any way in the proceeds of such action. SSI further agrees not to assert the attorney client privilege, work product protection, joint defense privilege or similar privilege with respect to any communication between Raytheon and SSI relating to any communications or conduct prohibited by this subsection (d). SSI has no liability, nor shall it be a breach of this Agreement by SSI or a failure of consideration under this Agreement should Raytheon (or its successors with respect to the Hughes License) undertake an action against QualMark provided SSI is in compliance with this subsection (d).

         9. NON-LIABILITY: The Parties agree that this Agreement is a compromise of potential claims, and that this Agreement does not constitute an admission of liability or an admission against interest of any of the Parties.

          10. SEVERABILITY: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions of this Agreement, which shall be fully severable, and given full force and effect.

          11. CHOICE OF LAW: The parties agree that this Agreement shall be governed by the laws of the State of California except as otherwise specifically provided.

          12. HEADINGS: The headings of paragraphs herein are intended solely for the convenience of reference and shall not control the meaning or interpretation of any of the provisions of this agreement.

          13. ACKNOWLEDGMENT: The Parties acknowledge and state that they have thoroughly reviewed this Agreement in its entirety, fully understand its meaning and effect, and agree with its terms. The Parties have executed this Agreement voluntarily and without any threat, intimidation, coercion, force or other type of pressure by one another or any other person. Each Party agrees that no other party has made any promise or offered any other agreement, except those expressed in this document, to induce or persuade it to enter into this Agreement. Each Party declares that this Agreement constitutes the entire and final agreement between itself and the other Parties, superseding any and all prior agreements.

         14. COUNTERPARTS: The Parties agree that this Agreement may be signed in counterparts.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) written below.

                                   SCREENING SYSTEMS, INC.

                                   By: /s/ BETTY BAKER
                                      ------------------------------------------
                                                    Betty Baker
                                     Its President and Chief Executive Officer

                                   Date:   08/30/99
                                        ----------------------------------------

                                   QUALMARK CORPORATION

                                   By:  /s/ W. PRESTON WILSON
                                      ------------------------------------------
                                              W. Preston Wilson, Ph.D.
                                     Its President and Chief Executive Officer

                                   Date: August 30, 1999
                                        ----------------------------------------

                          EXHIBIT 1 - PROMISSORY NOTE

                              EXHIBIT 2 - WARRANTS

              EXHIBIT 3 - REPRESENTATIONS RE QUALMARK DISCLOSURES

                          EXHIBITS 4A, 4B, 4C, AND 4D

              STIPULATIONS OF DISMISSAL WITH PREJUDICE OF ACTIONS

                                 PROMISSORY NOTE
                       (Non-negotiable and non-assignable)

$625,000.00                                                      August 30, 1999


         FOR VALUE RECEIVED, QualMark Corporation., a Colorado corporation (the "Company"), hereby promises to pay to the order of Screening Systems, Inc., a California corporation ("Holder"), the principal sum of Six Hundred Twenty-Five Thousand Dollars ($625,000.00) (the "Original Principal Amount") in lawful money of the United States of America, together with interest at the rate of 9% per annum on any unpaid balance. This Note has been issued pursuant to the terms of the Settlement Agreement dated August 30, 1999, by and between the Company and Holder.

         1. Payments. Subject to the terms and conditions of this Note, the principal amount of this Note shall be due and payable, in two installments as follows: (i) the sum of Three Hundred and Fifty Thousand Dollars ($350,000.00) on or before July 1, 2000; and (ii) the sum of Two Hundred and Seventy-Five Thousand Dollars ($275,000.00) on or before April 1, 2001.

         2. Manner of Payment. All payments of amounts due under this Note shall be made in lawful currency of the United States of America at Holder's corporate offices or at such other place as Holder shall designate in writing, and shall be payable by the Company by immediately available funds via electronic transfer or check as SSI may direct in writing.

         3. Interest. Interest shall accrue monthly and shall be payable quarterly via electronic transfer to an account specified by SSI or by check should SSI not provide such account information to QualMark.

         4. Restrictions on Transferability. This Note shall not be transferable or assignable.

         5. Default by the Company.

            (a) Event of Default. An "Event of Default" under this Note shall mean the occurrence of any of the following:

                (i) Without the application or consent of the Company, (A) a receiver, trustee, custodian or similar officer is appointed for the Company, or for any substantial part of its property, or (B) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings under the laws of any jurisdiction is instituted by petition, application or otherwise) against the Company and, in either case, such appointment or proceedings remain unstayed or undismissed for a period of 60 days;

                (ii) The Company (A) admits in writing its inability to pay its debts when due, (B) makes an assignment for the benefit of creditors, (C) applies for or consents to the appointment of any receiver, trustee, custodian or similar officer for the Company or for any substantial part of its property, (D) institutes (by petition, application or otherwise) or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings under the laws of any jurisdiction against the Company, or (E) approves or adopts any resolution or otherwise authorizes action to approve any of the foregoing; and

                (iii) The Company fails, for a period of two (2) business days after notice thereof has been given by the Holder, to make any installment payment when due.

            (b) Acceleration. Upon the occurrence of an Event of Default under this Note, at the option of the Holder, exercisable by written notice from Holder to the Company, the entire unpaid portion of the principal amount shall automatically become due and payable.

         6. Miscellaneous.

            (a) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

            (b) Entire Agreement; Amendment. This Note, together with all of the other documents executed in connection herewith, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            (c) Amendments. No term of this Note may be amended, waived, discharged or terminated except by a written instrument signed by the Company and Holder.

            (d) Notices; etc. All notices, requests, demands and other communications made under this Note shall be in writing, correctly addressed to the recipient at the addresses set forth under such recipient's signature on the signature page hereto and shall be deemed to have been duly given (a) upon delivery, if served personally on the party to whom notice is to be given, (b) on the date or receipt, refusal or non-delivery indicated on the receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, or by air courier, or (c) upon confirmation of transmission, if sent by telecopier. Any party may give written notice of a change of address in accordance with the provisions herein and after such notice of change has been received, any subsequent notice shall be given to such party in the manner described at such new address.

            (e) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Holder upon any breach or default of the Company under this Note shall impair any such right, power or remedy of Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Holder of any breach or default under this Note, or any waiver on the part of Holder of any provision or condition of this Note must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Note or by law or otherwise afforded to Holder, shall be cumulative and not alternative.

            (f) Severability. In case any provision of this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (g) Titles. The titles of the Sections and subsections of this Note are for convenience or reference only and are not to be considered in construing this Note.

            IN WITNESS WHEREOF, this Note is executed as of the date first above written.


                                        QUALMARK CORPORATION,
                                        a Colorado corporation

                                        By: /s/ W. PRESTON WILSON
                                           -------------------------------------
                                        Title: President & CEO

                                        Address:     1329 West 121st Avenue
                                                     Denver, CO 80234
                                        Telephone:   (303) 254-8800
                                        Telecopier:  (303) 254-8343

THESE WARRANTS AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.

THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SUBJECT TO VOTING RESTRICTIONS CONTAINED HEREIN AND IN THE IRREVOCABLE PROXY AGREEMENT ATTACHED HERETO.

No. One (1).                                                    620,000 WARRANTS

                              WARRANTS TO PURCHASE
                            SHARES OF COMMON STOCK OF
                              QUALMARK CORPORATION

                           VOID AFTER AUGUST 30, 2004

         THIS CERTIFIES THAT, for good and valuable consideration received, Screening Systems, Inc., a California corporation, ("SSI"), is entitled to subscribe for and purchase from QualMark Corporation, a Colorado corporation (the "Company"), at any time after August 30, 1999 up to and including August 30, 2004, six hundred twenty thousand (620,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $4.85 per share, subject to certain adjustments as provided below. Reference is made to this Warrant in the Settlement Agreement dated August 30, 1999 (the "Settlement Agreement"), by and between the Company and SSI.

         As used herein, the terms below have the following meanings:

         "Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

         "Business Combination" means a merger, consolidation or acquisition, share exchange, or sale of all or substantially all of the assets or voting common stock of SSI or of the Company in a transaction between the Company and SSI.

         "Common Stock" means and includes the Company's presently authorized common stock, no par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         "Fair Market Value" of a share of Common Stock as of a particular date means:

                  (i) If the Company's Common Stock is traded on an exchange or quoted on the NASDAQ Stock Market or SmallCap Market, then the average last sale prices, reported for the ten (10) business days immediately preceding the determination date,

                  (ii) If the Company's Common Stock is not traded on an exchange or quoted on NASDAQ but is traded on NASDAQ's bulletin board, then the average of the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the determination date, and

                  (iii) If the Company's Common Stock is not traded or quoted as provided in clause (i) or clause (ii) above, then the fair market value of a share of Common Stock shall be the value assigned by the Company's Board of Directors in good faith.

         "Holder" means SSI, any party who acquires all or part of this Warrant as a registered transferee of SSI, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant.

         "Warrant Exercise Price" means $4.85 per share, or in the event the Company and SSI consummate and close a Business Combination with each other on or before December 31, 2000, $4.00 per share, each as may be adjusted under
Section 5 of this Warrant.

         "Warrant Shares" means the shares of the Company's securities which may be acquired upon exercise of this Warrant.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

            a. Subject to the provisions of Section 3 and Section 10 of this Warrant, the rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock or in amounts of fewer than 1,000 shares of Common Stock, unless the Holder is exercising with respect to all of the Warrant Shares then purchasable hereunder), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant, along with a certified or bank cashier's check or wire transfer in payment of the Warrant Exercise Price for such shares. If voting restrictions apply to the Warrant Shares at the time of exercise, the delivery of the written notice of exercise shall be accompanied by an executed copy of the Irrevocable Proxy Agreement attached to this Warrant as Exhibit A.

            b. This Warrant shall be nontransferable except by will, pursuant to the laws of descent and distribution, or as otherwise provided by law, except that the Warrant may be transferred to any or all of the shareholders of SSI as of the date hereof (each, an "SSI Shareholder"), or to a parent, spouse, sibling, son or daughter or other lineal descendant of any SSI Shareholder, or to a trust or partnership formed exclusively for the benefit of any of the above persons (each such SSI Shareholder or related person or entity, a "Permitted Transferee"). Any transferees of this Warrant pursuant to this Section 1, as Holders thereof, shall be subject to this transfer restrictions and to the other provisions of this Warrant. Further, except as permitted by this Section, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except in accordance with
Section 7 hereof. Prior to any transfer permitted by this Section, the Holder shall certify in writing as to the qualification of the transferee as a Permitted Transferee and provide evidence reasonably satisfactory to the Company as to the qualification of the transferee as a Permitted Transferee, including, but not limited to, complete copies of any trust indentures or partnership agreements necessary to make such determination; provided, however, that SSI may declare a dividend of this Warrant to its shareholders of record as of the date hereof, or to their heirs or legatees, without any action or consent by the Company on the condition that SSI certify, in connection with any such dividend, that the transferees are SSI Shareholders or their heirs and legatees, and that such certification be accompanied by the names of such SSI Shareholders, heirs and legatees. Any transfer not in strict compliance with this Section shall be void. For purposes of this Section, any change in the beneficial ownership of a trust or partnership holder of any part of the Warrant shall constitute a transfer and shall be subject to the transfer restrictions of this Section, and in the event any beneficial owner or beneficiary thereof is not a Permitted Transferee and within thirty (30) days of written notice from the Company either
(i) such transferee is not removed as a beneficial owner or beneficiary thereof or (ii) the Warrant is not transferred to a Permitted Transferee, the part of the Warrant held by such trust or partnership, as the case may be, shall be deemed immediately terminated.

         2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

         3. Issuance of the Warrant Shares.

            a. The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as herein provided. Subject to the provisions of Section 3(b), certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding five
(5) business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

            b. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with (i) an exemption from the applicable securities registration requirements (which exemption shall, upon reasonable request of counsel to the Company, be confirmed by an opinion of counsel reasonably acceptable to the Company) or (ii) an effective registration under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Anti-dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

            a. The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

               i. pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

               ii. subdivide its then outstanding shares of Common Stock into a greater number of shares; or

               iii. combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the total number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock, other than such shares of Common Stock that are issuable at a conversion price in excess of the Fair Market Value of the Common Stock at the time of such calculation), multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock, other than such shares of Common Stock that are issuable at a conversion price in excess of the Fair Market Value of the Common Stock at the time of such calculation), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share as the case may be.

In the event that at any time as a result of an adjustment made pursuant to this subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

            b. Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

            c. In the following cases, there shall be no adjustment under subsection (a) of this Section above, but the Holder of each Warrant then outstanding shall have the right, before the consummation of the transaction in question, to exercise such Warrant in order to purchase the kind and amount of shares of stock and other securities and property which such Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant:

            (i) any consolidation or merger to which the Company is a party and is not the surviving corporation;

            (ii) any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety; or

            (iii) any statutory exchange of securities with another corporation
                  (including any exchange effected in connection with a merger of a third corporation into the Company).

The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

            d. Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. Restrictions on Voting Rights. As a condition of exercise of this Warrant and holding Warrant Shares, and for so long as SSI or any Permitted Transferee beneficially owns five percent (5%) or more of the outstanding shares of Common Stock, the Warrant Shares held by such person shall be subject to the voting restrictions contained in the Irrevocable Proxy Agreement attached to this Warrant as Exhibit A, whether or not the holder of this Warrant or the Warrant Shares executes a separate copy of such Agreement. When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company, such syndicate or group shall be deemed a "person" for all purposes of this Warrant. In addition, the following rules of attribution shall apply for purposes of determining whether a person beneficially owns five percent (5%) or more of the outstanding shares of Common Stock: (i) with respect to natural persons, Warrant Shares held by the spouse, parent, sibling, son, daughter or other lineal descendent of such person (or held by a trust, partnership, company or other entity in which such person has a beneficial interest or in which such person serves as a director, executive officer or trustee) shall be deemed to be held by such person; (ii) with respect to SSI, Warrant Shares held by SSI's directors, executive officers or shareholders who beneficially own ten percent (10%) or more of outstanding capital stock of SSI (taking into account the attribution rules in each case for natural persons under (i) above) shall be deemed to be held by SSI. The restrictions of this Section shall be removed, and the Irrevocable Proxy Agreement terminated, as to any Warrant Shares as to which evidence reasonably satisfactory to the Company is presented that the restrictions are no longer applicable as the result of an arms' length, non-collusive ownership or transfer arrangement. Such evidence shall include, but not be limited to, identity of the holder or transferee and documentation of the method of disposition of the Warrant Shares.

The Company's stock transfer agent shall be instructed to prohibit the transfer of any Warrant Shares to any such person prior to the execution by such person of an Irrevocable Proxy Agreement. Warrant Shares shall bear restrictive legends in substantially the following form:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THOSE

         CERTAIN WARRANTS ISSUED BY THE COMPANY, DATED AUGUST 30, 1999 (THE "WARRANTS").

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO VOTING RESTRICTIONS CONTAINED IN THE WARRANTS AND IN AN IRREVOCABLE PROXY AGREEMENT ATTACHED THERETO, WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY, AND COPIES OF WHICH ARE AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY.

The terms of this Paragraph shall survive the term of this Warrant. The exercise of this Warrant in whole or in part shall not serve to terminate or diminish the restrictions set forth in this Paragraph.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

            a. Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer; provided, however, that the distribution of the Warrant by SSI to the SSI Shareholders and their heirs and legatees in accordance with the proviso to the fourth sentence of Section l(b) shall not require the giving of such notice. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable and in any event within ten (10) business days, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the Holder and prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

            b. If in the opinion of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the

Holder, and the Holder will limit its activities in respect to such as, in the opinion of such counsel, are permitted by law.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value (as defined in Section 10(d)) of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

         9. Piggyback Registration Rights.

            a. If at any time after the date hereof and prior to August 30, 2007, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or
Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares (then issued or issuable upon exercise of this Warrant) intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

            b. With respect to each inclusion of securities in a registration statement pursuant to Section 9(a), the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, NASDAQ fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

            c. The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the persons, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

         10. Cashless Exercise.

             a. Payment of the Warrant Exercise Price may be made, at the option of the Holder, by instructing the Company to cancel such portion of this Warrant as may be exercised to purchase a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess of the Fair Market Value of the Warrant Shares at the close of business on the day immediately preceding the date on which the Cashless Exercise Notice (as defined below) is given over the Warrant Exercise Price for such canceled Warrant Shares is at least equal to the Warrant Exercise Price for the shares being purchased (such method of exercise hereinafter referred to as "Cashless Exercise"). The Warrants may be exercised by a combination of a Cashless Exercise and an exercise for cash, as provided in Section l(a).

             b. Cashless Exercise may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrants, on any business day by delivering a written notice in the form attached hereto (the "Cashless Exercise Notice") to the Company at the offices of the Company requesting full or partial Cashless Exercise and specifying the total number of Warrant Shares the Holder will purchase pursuant to such exercise. The Cashless Exercise Notice shall be accompanied or preceded by delivery of such portion of the Warrant as is being exchanged in consideration for the Warrant Exercise Price for the shares being purchased.

         11. Notices. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given upon transmittal by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (a) If to the Holder, at the address set forth in the Company's warrant register.

               (b)  If to the Company, at:

                    QualMark Corporation
                    1329 W. 121st Avenue
                    Denver, Colorado 80234
                    Attention: President
                    Telephone: (303) 254-8800
                    Facsimile: (303) 254-8343

or at such other address or addresses as the Holders, or the Company, as the case may be, may specify by written notice given in accordance with this Section 11.

         IN WITNESS WHEREOF, QualMark Corporation has caused this Warrant to be signed by its duly authorized officer this 30th day of August, 1999.

                                             QUALMARK CORPORATION

                                             By: /s/ W. PRESTON WILSON
                                                --------------------------------
                                                W. Preston Wilson, President

                              QUALMARK CORPORATION
                                WARRANT EXERCISE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

         The undersigned, the holder of that certain Warrant of QualMark Corporation dated August 30, 1999 (the "Warrant"), hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder,__________________________ shares of the Common Stock of QualMark Corporation to which the Warrant relates and herewith makes payment of $______ therefor in cash or by certified or cashier's check or by wire transfer and requests that the certificates for such shares be issued in the name of, and be delivered to ____________ whose address is set forth below the signature of the undersigned. If said number of shares shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                   Name of Warrant Holder:


                                   ---------------------------------------------
                                   (Please print)

                                   Address of Warrant Holder:


                                   ---------------------------------------------

                                   ---------------------------------------------


                                   Tax Identification No. or
                                   Social Security No. of Warrant Holder:

                                   ---------------------------------------------

                                   Signature:
                                             -----------------------------------
                                   Note: The above signature should correspond exactly with the name of the Warrant Holder as it appears on the first page of the Warrant or on a daily executed Warrant Assignment.

                                   Dated:
                                         ---------------------------------------

                              QUALMARK CORPORATION
                               WARRANT ASSIGNMENT

                   (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT
               IN ACCORDANCE WITH SECTIONS 1 AND 7 OF THE WARRANT)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto, the assignee, whose address is _________________________________________
and whose tax identification or social security number is ___________________ the right represented by that certain Warrant of QualMark Corporation dated August 30, 1999, to purchase shares of the Common Stock of QualMark Corporation to which such foregoing Warrant relates and appoints attorney to transfer said right on the books of QualMark Corporation with full power of substitution in the premises. If said number of shares shall not be all the shares purchasable under such Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

                                   Name of Warrant Holder/Assignor:


                                   ---------------------------------------------
                                   (Please print)

                                   Address of Warrant Holder/Assignor:

                                   ---------------------------------------------


                                   ---------------------------------------------


                                   Tax Identification No. or Social Security No. of Warrant Holder:



                                   ---------------------------------------------

                                   Signature:
                                             -----------------------------------
                                   Note: The above signature should correspond exactly with the name of the Warrant Holder as it appears on the first page of the Warrant or on a daily executed Warrant Assignment.

                                   Dated:
                                         ---------------------------------------

                              QUALMARK CORPORATION
                            CASHLESS EXERCISE NOTICE

(TO BE EXECUTED ONLY UPON CASHLESS EXERCISE OF WARRANT PURSUANT TO SECTION 10)

         The undersigned hereby irrevocably elects to exercise the right provided for in Section 10 of that certain Warrant of QualMark Corporation dated August 30, 1999 (the "Warrant") and to purchase thereunder ________________ shares of Common Stock of QualMark Corporation (the "Company") to which such Warrant relates. The undersigned herewith (i) delivers to the Company for surrender and cancellation such portion of the Warrant as is exercisable to acquire the Warrant Shares to be purchased pursuant to this exercise and (ii) further delivers to the Company, and instructs the Company to cancel, such portion of the Warrant as represents the right to acquire ____________ shares of Common Stock of the Company currently issuable upon exercise of the Warrant in payment of $ ___________ of the exercise price as provided for in Section 10 of the Warrant. If the Warrant or portion thereof delivered pursuant to clause (ii) of the preceding sentence represents the right to acquire a number of Warrant Shares exceeding the number of Warrant Shares subject to the Warrant as to which cancellation instructions are given pursuant to said clause (ii), a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.

         Please issue a certificate or certificates for the Common Stock purchased hereunder in the name of, and pay any cash for any fractional share, to:

                                   Name of Warrant Holder:


                                   ---------------------------------------------
                                   (Please print)

                                   Address of Warrant Holder:


                                   ---------------------------------------------


                                   ---------------------------------------------


                                   Tax Identification No. or
                                   Social Security No. of Warrant Holder:


                                   ---------------------------------------------

                                   Signature:
                                             -----------------------------------

                                   Note: The above signature should correspond exactly with the name of the Warrant Holder as it appears on the first page of the Warrant or on a daily executed Warrant Assignment.

                                   Dated:
                                         ---------------------------------------

                                   EXHIBIT A

                          IRREVOCABLE PROXY AGREEMENT

         The undersigned,__________________________________________, being the holder of shares of common stock (the "Warrant Shares") of QualMark Corporation, a Colorado corporation (the "Company") issued pursuant to Warrants dated August 30, 1999 (the "Warrant Agreement"), hereby appoints the Secretary of the Company, and his or her successors, with full power of substitution, as proxy
(i) to vote all Warrant Shares which the undersigned would be able to vote at any meeting of shareholders of the Company; provided, however, that such voting right shall be exercised only in the same proportion as the vote of all other shares of capital stock of the Company shall be voted on each matter submitted for shareholder approval at any such meeting; (ii) to waive notice of any meeting; and (iii) to consent to actions of shareholders pursuant to the laws of the State of Colorado, subject to the voting restrictions set forth in
(i), above.

         The undersigned acknowledges that this proxy has been granted for good and valuable consideration, receipt of which is hereby acknowledged by the undersigned as evidenced by a certain Settlement Agreement, dated August 30, 1999 and, accordingly, is coupled with an interest and may not be revoked by the undersigned except with the written consent of the Board of Directors of the Company as provided in Section 6 of the Warrant Agreement. This proxy shall be binding upon transferees of any Warrant Shares and the successors, assigns, heirs, personal representatives, and other legal representatives of the holder of Warrant Shares.

         Certificates evidencing the Warrant Shares shall bear a restrictive legend in substantially the following form:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO VOTING RESTRICTIONS CONTAINED IN WARRANTS ISSUED BY THE COMPANY, DATED AUGUST 30, 1999, AND AN IRREVOCABLE PROXY AGREEMENT ATTACHED THERETO, WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY, AND COPIES OF WHICH ARE AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY.

The requirement that the above legend be placed upon certificates evidencing the Warrant Shares shall cease and terminate as to such Warrant Shares no longer subject to this Irrevocable Proxy Agreement as provided in the foregoing paragraph. Upon the occurrence of such event, the Company, upon surrender of certificates containing such legend, shall at its own expense deliver to the holder of such Warrant Shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such Warrant Shares not bearing such legend.

         The undersigned hereby ratifies and confirms any and all acts of its proxy performed by it pursuant to this proxy.

         Dated this             day of             ,        .
                   -------------      ------------- --------

                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------